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                                                                   EXHIBIT 10.15

                         AGREEMENT TO SURRENDER LEASE
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     This Agreement to Surrender Lease (the "Agreement") is executed by DSW
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PROPERTY MANAGEMENT, a Texas General Partnership (the "Lessor") and LANSTAR
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SYSTEMS TECHNOLOGY, INC., a Texas Corporation (the "Lessee").  The Lessor and
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the Lessee are hereinafter collectively called the "Parties".
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     WHEREAS, the Parties executed a Commercial Lease Agreement (the "Lease")
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whereby the premises commonly known as 801 Stadium Drive, Suites 103 and 104,
Arlington, Texas  76011 (the "Leased Premises") were leased by the Lessor to the
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Lessee for the period beginning on October 11, 1997, and ending on October 31,
1999; and

     WHEREAS, a true and correct copy of the Lease is attached hereto, marked Exhibit A and incorporated herein; and
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     WHEREAS, the Lessee wishes to surrender the Lease and all rights to possession of the Leased Premises, and to release the Lessor from its obligations under the Lease; and

     WHEREAS, the Lessor wishes to accept the surrender of the Lease and to release the Lessee from its obligations under the Lease;

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and the additional consideration described below, the Parties agree as follows:

          (1) The Lessee agrees to forfeit its security deposit in the amount of Two Thousand Three Hundred Fifty Dollars ($2,350.00) that was paid to the Lessor under Section 3(a) of the Lease.

          (2) The Lessee shall deliver to the Lessor two (2) lap top computers with the following specifications:

              Pro Book 166 MMX
              32 Megabyte RAM
               2 Gigabyte HDD

          (3) The Lessee will surrender the Lease and vacate the Leased Premises no later than 6:00 P.M. on February 28, 1998 (the "Surrender Date").
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AGREEMENT TO SURRENDER LEASE - Page 1 of 2 Pages
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          (4) The Lessor agrees to accept the surrender of the Lease and the
Leased Premises effective as of the Surrender Date.

          (5) Effective as of the Surrender Date, the Parties fully and finally release and discharge each other from all obligations under the Lease.

     Executed this ____ day of February, 1998.

                         DSW PROPERTY MANAGEMENT
                         LESSOR

                         BY:
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                            NAME:
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                            TITLE:
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                         LANSTAR SYSTEMS TECHNOLOGY, INC.
                         LESSEE

                         BY:
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                            NAME:
                                 ----------------------------------------------
                            TITLE:
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AGREEMENT TO SURRENDER LEASE - Page 2 of 2 Pages
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